Exhibit 21.1

Corteva, Inc.

SUBSIDIARIES OF THE REGISTRANT

The following is a list of subsidiaries of Corteva, Inc. as of the separation from DowDuPont Inc.

Subsidiary	Organized Under Laws Of
3044873 Nova Scotia Company	Canada
3319858 Nova Scotia Company	Canada
AG China, Inc.	Delaware
AG EMEA Cooperatief U.A.	The Netherlands
AG EMEA Holding 1 BV	The Netherlands
AG EMEA Holding 2 BV	The Netherlands
AG EMEA Holding 3 BV	The Netherlands
AG EMEA Holding 4 BV.	The Netherlands
AG EMEA Holding 6 BV (f/k/a SP EMEA Holding 5 BV)	The Netherlands
AG EMEA Holding B.V.	The Netherlands
AG Holdco Mexico, S. DE R.L. DE C.V.	Mexico
AG Mexico, LLC	Delaware
AG MX 2, Inc.	Delaware
AG Orion Holding B.V.	The Netherlands
Agar Cross Paraguaya S.A.	Paraguay
Agrigenetics Molokai LLC	Hawaii
Agrigenetics, Inc.d/b/a Mycogen Seeds	Delaware
Agroservicios de Mexico DDM, S de R.L. de C.V.	Mexico
Agrovet S.A.	Guatemala
AgSurf Corporation	Delaware
AgVenture, Inc.	Indiana
Alforex Seeds LLC	Delaware
Ambito DAS S.A.	Argentina
Brodbeck Seeds LLC	Delaware
Cal/West Seeds S.R.L.	Argentina
Centen AG LLC	Delaware
ChacoDAS S.A.	Argentina
Christiana Insur Llc	Delaware
Coodetec Desenvolviment Produção e Comercializaçã Agrícola Ltda.	Brazil
Corteva Finance Company B.V.	The Netherlands
Cruz del Sur Duwest, S.A.	Panama
DairyLand Seed Co., Inc.	Wisconsin
DAS Agricultural Investment Holding Company Ltd	Mauritius
DasAgro Uruguay S.A.	Uruguay
Daser Agro S.A.	Argentina

Dcm Marketing Corp	Delaware
DDP Agro Morocco SARL	Morocco
DDP Agro Netherlands Holding B.V.	The Netherlands
DDP Agro Switzerland Holding GmbH	Switzerland
DDP Agro US Holding LLC	Delaware
DDP AgroSciences Kenya Limited	Kenya
DDP AgroSciences Nigeria Limited	Nigeria
DDP AgroSciences S.R.L.	Peru
DDP AgroSciences Switzerland GmbH	Switzerland
DDP AgroSciences US DCOMCO, Inc.	Delaware
DDP AgroSciences US, Inc.	Delaware
Desab S.A.	Argentina
Dikanka Nasinnia LLC	Ukraine
Doeblers Pennsylvania Hybrids, Inc.	Pennsylvania
Dow AgroSciences (China) Company Limited	China
Dow AgroSciences (China) Company Limited Beijing Branch Office	China
Dow AgroSciences (China) Company Limited Shanghai Branch Office	China
Dow AgroSciences (Jiangsu) Co.,Ltd.	China
Dow AgroSciences (Malaysia) Sdn Bhd	Malaysia
Dow AgroSciences (NZ) Limited	New Zealand
Dow AgroSciences (Thailand) Ltd.	Thailand
Dow AgroSciences A.S.	Turkey
Dow AgroSciences Agricultural Products Limited	Mauritius
Dow AgroSciences Argentina SRL	Argentina
Dow AgroSciences Asia Sdn. Bhd	Malaysia
Dow AgroSciences Australia Limited	Australia
Dow AgroSciences B.V.	The Netherlands
Dow AgroSciences B.V. (Belgium branch)	Belgium
Dow AgroSciences B.V. (Philippines branch)	Philippines
Dow AgroSciences Bolivia S.A.	Bolivia
Dow AgroSciences Canada Inc.	Canada
Dow AgroSciences Chile S.A.	Chile
Dow AgroSciences China Ltd.	Hong Kong
Dow AgroSciences China Ltd. - Beijing Rep. Office	China
Dow AgroSciences Costa Rica S.A.	Costa Rica
Dow AgroSciences Danmark A/S	Denmark
Dow AgroSciences de Colombia S.A.	Colombia
Dow AgroSciences de Mexico S.A. de C.V.	Mexico
Dow AgroSciences Distribution S.A.S.	France
Dow AgroSciences Export S.A.S.	France
Dow AgroSciences Export S.A.S. – Egypt Rep. Office	Egypt
Dow AgroSciences Export S.A.S. Bulgarian Representive Office	Bulgaria
Dow AgroSciences Export S.A.S. Greece Branch Office	Greece

Dow AgroSciences Export S.A.S. Romanian Representive Office	Romania
Dow AgroSciences GmbH	Germany
Dow AgroSciences Guatemala S.A.	Guatemala
Dow AgroSciences Hungary Kft.	Hungary
Dow AgroSciences Hungary Kft. Branch Office Szeged	Hungary
Dow AgroSciences Hungary Kft. Branch Office Szolnok	Hungary
Dow AgroSciences Iberica S.A.	Spain
Dow AgroSciences India Pvt. Ltd.	India
Dow AgroSciences Industrial Ltda.	Brazil
Dow AgroSciences International Ltd	Delaware
Dow AgroSciences International Ltd.(Korean Branch)	Korea
Dow AgroSciences Italia s.r.l.	Italy
Dow AgroSciences Japan Limited	Japan
Dow AgroSciences Limited	United Kingdom
Dow AgroSciences Lithuania UAB	Lithuania
Dow AgroSciences LLC	Delaware
Dow AgroSciences OOO	Russia
Dow AgroSciences Pacific Limited	Hong Kong
Dow AgroSciences Paraguay S.A.	Paraguay
Dow AgroSciences Polska Sp.z.o.o.	Poland
Dow AgroSciences S.A.S.	France
Dow AgroSciences s.r.o.	Czech Republic
Dow AgroSciences s.r.o. Slovakian Representation Office	Slovakia
Dow AgroSciences Singapore Pte. Ltd.	Singapore
Dow AgroSciences Southern Africa (Proprietary) Limited	South Africa
Dow AgroSciences Sverige A/B	Sweden
Dow AgroSciences Switzerland S.A.	Switzerland
Dow AgroSciences Switzerland S.A. Croatia Representative Office	Croatia
Dow AgroSciences Taiwan Ltd.	Taiwan
Dow AgroSciences Technology GmbH	Switzerland
Dow AgroSciences Ukraine LLC	United Kingdom
Dow AgroSciences Vertriebsgesells chaft m.b.H.	Austria
Dow AgroSciences Vertriebsgesells chaft m.b.H. Russian Representation Office	Russia
Dow AgroSciences Vertriebsgesells chaft m.b.H. Serbian Representation Office	Serbia
Dow AgroSciences Vertriebsgesells chaft m.b.H. Ukraine Representation Office	Ukraine
Dow AgroSciences Export SAS Ivory Coast Representative Office	Ivory Coast
Dow Venezuela, C.A.	Venezuela
DP AgroSciences Finland OY	Finland
DPM Netherlands B.V.	The Netherlands
Ducoragro S.A. de C.V.	Mexico
Dup Bulgaria Eood	Bulgaria
Dup Cap Mgmt Corp	Delaware
Dup Kazakhstan	Kazakhstan

Dup Srb Doo Beograd	Serbia
DuPont (Cambodia) Company Limited	Cambodia
DuPont (Myanmar) Company Ltd	Myanmar
DuPont (New Zealand) Limited	New Zealand
DuPont (South America), Holdings LLC	Delaware
DuPont (Taiwan) Agriscience Co. Ltd.	Taiwan
DuPont (Thailand) Limited	Thailand
DuPont AGR Services Sàrl	Switzerland
DuPont Argentina S.R.L.	Argentina
DuPont Asturias, S.L.U.	Spain
DuPont Bangladesh Limited	Bangladesh
DuPont Belgian Capital, LLC	Delaware
DuPont Belgium North America Finance Company	Belgium
DuPont Chemical and Energy Operations, Inc.	Delaware
DuPont Chile S.A.	Chile
DuPont Company (Singapore) Pte Ltd.	Singapore
DuPont Conid S.p.A.	Italy
DuPont Contern (Luxembourg) SARL	Luxembourg
DuPont CZ s.r.o.	Czech Republic
DuPont Danmark ApS	Denmark
DuPont de Colombia, S.A.	Colombia
DuPont de Ecuador SA	Ecuador
DuPont De Nemours (France) S.A.S.	France
DuPont de Nemours Groupe SAS	France
DUPONT DE NEMOURS HOLDING LLC (DUPONT DE NEMOURS HOLDING SARL)	Switzerland
DuPont de Nemours Investments SARL	Switzerland
DuPont de Nemours Italiana S.r.l.	Italy
DuPont de Nemours South Africa (Pty) Ltd.	South Africa
DuPont de Peru S.A.C.	Peru
DuPont Deutschland Real Estate Partner GmbH	Germany
DuPont do Brasil S.A.	Brazil
DuPont Eastern Europe BV	The Netherlands
DuPont Energy Company, LLC	Delaware
DuPont Far East Inc.	Philippines
DuPont Far East, Inc.	Delaware
DuPont Feedstocks Company	Delaware
DuPont Global Operations, Inc.	Delaware
DuPont Hellas S.A.	Greece
DuPont Holdco Spain III SL	Spain
DUPONT HOLDING NEDERLAND B.V.	The Netherlands
DuPont Ibérica, S.L.U.	Spain
DUPONT India LIMITED, LLC	Delaware

DuPont International BV	The Netherlands
DuPont International Operations Sarl	Switzerland
DuPont Magyarorszag Kft	Hungary
DUPONT MEXICANA S. DE R.L. DE C.V.	Mexico
DuPont North America Inc.	Delaware
DuPont Operations Italia S.r.L.	Italy
DuPont Operations Worldwide, LLC	Delaware
DUPONT OPERATIONS, INC.	Delaware
DuPont Orient Operations Ltd.	Hong Kong
DuPont Overseas Operations, Inc.	Delaware
DuPont Phi Nigeria Limited	Nigeria
DuPont Pioneer Egypt Holding, B.V.	The Netherlands
DuPont Pioneer Investment Co., Ltd.	China
DuPont Poland Sp z.o.o.	Poland
DuPont Portugal Unipessoal LDA	Portugal
DuPont Production Agriscience (Malaysia) SDN. BHD	Malaysia
DuPont Production Agriscience Deutschland GmbH	Germany
DuPont Production Agriscience Kabushiki Kaisha	Japan
DuPont Quimica de Venezuela, C.A.	Venezuela
DuPont Romania S.R.L.	Romania
DuPont Science and Technologies LLC	Russia
DuPont Solutions (France) SAS	France
DUPONT South Africa HOLDCO (PTY) LTD	South Africa
DuPont Specialty Products (Shanghai) Co., Ltd.	China
DUPONT SVERIGE AB	Sweden
DuPont Textiles & Interiors Delaware, Inc.	Delaware
DuPont Turkey Endustri Urunleri Limited Sirketi	Turkey
DuPont Ukraine LLC	Ukraine
DuPont Vietnam Co., Ltd.	Vietnam
Duwest Recubrimientos Costa Rica	Costa Rica
Duwest, Inc.	Cayman Islands
E. I. du Pont de Nemours and Company	Delaware
E. I. DuPont Services Center India Private Limited	India
E.I. DuPont India Private Limited	India
Eyal Sa	Uruguay
Farms Technology , LLC	Delaware
Fedea S.A.	Argentina
Granular, Inc.	Delaware
Green Meadows, Ltd.	Iowa
Griffin L.L.C.	Delaware
Hickory Holdings, Inc.	Delaware
Hickory Securities, LLC	Delaware

Hoegemeyer Hybrids, Inc.	Nebraska
Imp Mtl & Chem Co	Delaware
MISR Pioneer Seeds Company S.A.E.	Egypt
Mycogen LLC	California
Mycogen Plant Science, Inc	Delaware
Mycogen Seeds-Puerto Rico Corporation	Puerto Rico
NuTech Seed, LLC (SMLLC of PHI)	Iowa
Orion Mexico, LLC	Delaware
P.T. DuPont Indonesia	Indonesia
Pannar Industrial Holdings (Pty) Ltd.	South Africa
Pannar International (Pty) Ltd.	South Africa
Pannar Ltd.	United Kingdom
Pannar Research Farms (Pty) Ltd.	South Africa
Pannar Seed (Pty) Ltd.	South Africa
Pannar Seed Holdings (Pty) Ltd.	South Africa
Pannar Seed Inc. - USA	Delaware
Pannar Seed Kenya Ltd.	Kenya
Pannar Seed Lda	Mozambique
Pannar Seed Lesotho (Pty) Ltd.	Lesotho
Pannar Seed Malawi Ltd.	Malawi
Pannar Seed Swaziland (Pty) Ltd.	Swaziland
Pannar Seed Tanzania Ltd.	Tanzania
PD Glycol LP	Texas
Performance Materials Danmark ApS	Denmark
Performance Materials Hungary Kft.	Hungary
Pfister Seeds LLC	Delaware
PHI Financial Services Canada Ltd.	Canada
PHI Financial Services, Inc.	Iowa
PHI Mexico, S.A. de C.V.	Mexico
PHI Seeds Pvt. Ltd.	India
PHI Servicios S de R.L. de C.V. f/k/a PHI Servicios S.A. de C.V.	Mexico
Phytogen Seed Company, LLC	Delaware
Pioneer Agro Servicios Chile Ltda	Chile
Pioneer Argentina, S.R.L. (formerly Pioneer Argentina, S.A.)	Argentina
Pioneer Blé Sarl	France
Pioneer China Business Trust	Hong Kong
Pioneer Génétique Sarl	France
Pioneer HB Production Company	Canada
Pioneer Hi-Bred Agro Servicios Spain SL	Spain
Pioneer Hi-Bred Australia, Pty Ltd.	Australia
Pioneer Hi-Bred Canada Company	Canada
Pioneer Hi-Bred Europe, Inc.	Iowa

Pioneer Hi-Bred International, Inc.	Iowa
Pioneer Hi-Bred Italia Servizi Agronomici SRL	Italy
Pioneer Hi-Bred Italia SRL	Italy
Pioneer Hi-Bred Italia Sementi SRL	Italy
Pioneer Hi-Bred Kenya Limited	Kenya
Pioneer HI-Bred Private Limited	India
Pioneer Hi-Bred Puerto Rico, Inc.	Iowa
Pioneer Hi-Bred R.S.A. (Pty) Ltd.	South Africa
Pioneer Hi-Bred Rus Limited	Russia
Pioneer Hi-Bred Seed Agro S.R.L.	Romania
Pioneer Hi-Bred Seeds Ethiopia PLC	Ethiopia
Pioneer Hi-Bred Spain, S.L.	Spain
Pioneer Hi-Bred SRB LLC	Serbia
Pioneer Hi-Bred Ukraine	Ukraine
Pioneer Hi-Bred (Switzerland) S.A.	Switzerland
Pioneer Hi-Bred (Thailand) Co. Limited	Thailand
Pioneer Hi-Bred Foundation	Iowa
Pioneer Hi-Bred Holding Spain, SL	Spain
Pioneer Hi-Bred International Production Limited	Turks and Caicos
Pioneer Hi-Bred Magyarorszag Kft	Hungary
Pioneer Hi-Bred Northern Europe Sales Division GmbH	Germany
Pioneer Hi-Bred Northern Europe Service Division GmbH	Germany
Pioneer Hi-Bred Philippines, Inc.	Philippines
Pioneer Hi-Bred Production and Service Company Limited	Hungary
Pioneer Hi-Bred Research R.S.A. (Proprietary) Ltd.	South Africa
Pioneer Hi-Bred Romania S.R.L.	Romania
Pioneer Hi-Bred S.A.R.L.	France
Pioneer Hi-Bred Sementes de Portugal, S.A.	Portugal
Pioneer Hi-Bred Services GmbH (formerly known as Pioneer Saaten GmbH)	Austria
Pioneer Hi-Bred Slovensko, Spol S.R.O.	Slovakia
Pioneer Mexico Holdings, LLC	Iowa
Pioneer Mexico Operations, S. de R.L. de C.V.	Mexico
Pioneer Overseas Corp (Branch in Belgium)	Belgium
Pioneer Overseas Corp (Branch in Egypt)	Egypt
Pioneer Overseas Corp (Branch in India)	India
Pioneer Overseas Corp (Branch in Turkey)	Turkey
Pioneer Overseas Corporation	Iowa
Pioneer Overseas Corporation (Hong Kong) Holdings Limited	Hong Kong
Pioneer Overseas Corporation (Hong Kong) Holdings No 1 Limited	Hong Kong
Pioneer Overseas Corporation (Hong Kong) Holdings No 2 Limited	Hong Kong
Pioneer Overseas Corporation (Singapore) PTE LTD	Singapore
Pioneer Overseas Investors, LLC	Iowa
Pioneer Overseas Research Corporation	Iowa

Pioneer Pakistan Seed Limited	Pakistan
Pioneer Seed Holding Nederland B.V.	The Netherlands
Pioneer Seed Holding Participations B.V.	The Netherlands
Pioneer Seeds, Inc.	Iowa
Pioneer Semena GmbH	Austria
Pioneer Semena Bulgaria EOOD	Bulgaria
Pioneer Semences S.A.S	France
Pioneer Service Holding B.V.	The Netherlands
Pioneer Sjeme D.o.o	Croatia
Pioneer Tohumculuk A.S.	Turkey
Pioneer Tohumculuk Disribution and Marketing	Turkey
Pioneer Turks & Caicos, LLC	Turks and Caicos
Pitt-Consol Chemical Company	Delaware
Prairie Brand Seeds LLC	Delaware
Production Agriscience (Australia) Pty Ltd	Australia
Production Agriscience Belgium BVBA	Belgium
Production Agriscience Canada Company	Canada
Production Agriscience Diamond, LLC	Delaware
Production Agriscience Korea Ltd.	Korea
Production Agriscience Netherlands BV	The Netherlands
Production Agriscience UK LTD	United Kingdom
PT Dow AgroSciences Commerce Indonesia	Indonesia
PT Dow AgroSciences Indonesia	Indonesia
PT DuPont Agricultural Products Indonesia	Indonesia
Renwick Duwest Inc.	Puerto Rico
Renwick Duwest PR Inc.	Puerto Rico
Rindes y Cultivos DAS S.A.	Argentina
Seed Consultants, Inc.	Ohio
Semillas Pioneer Chile Ltda.	Chile
Semillas Pioneer de Venezuela C.A.	Venezuela
Sociedad Comercial Agar Cross S.A.	Bolivia
SP International Holding 3 BV	The Netherlands
Sptg Gds Prop Inc	Delaware
Stasi Nasinnia LLC	Ukraine
SUMIDAS JV S.A.	Argentina
Suministros Agropecuarios de El Salvador S.A. de C.V.	El Salvador
Taxon Biosciences, Inc.	Delaware
Teiling PioneerSeed Research Co Ltd.	China
Terral Seed, Inc.	Louisiana
Terramar JV S.A.	Argentina
The Advantage Corp. (d/b/a PHI Marketing Services, Inc.)	Iowa

The Representative Office of Dow AgroSciences B.V. in Ho Chi Minh City	Vietnam
The Representative Office of Du Pont Far East Inc. In Ho Chi Minh City	Vietnam
The Union Metallic Cartridge Company	Connecticut
Ubajay DAS S.A.	Argentina
Village Court, Inc.	Iowa
Westrade Management Inc.	Cayman Islands
Westrade Services Inc.	Guatemala